Exhibit 10.19.7

SEVENTH AMENDMENT TO THE
JANUS 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

The Janus 401(k) and Employee Stock Ownership Plan, as amended and restated effective January 1, 2014 (the “Plan”), is hereby amended, effective as of July 1, 2017, as follows:

1.                                      Section 6.2(a) of the Plan is hereby amended to add a new subsection (3) to read as follows:

(3)  Notwithstanding Section 6.2(a)(2), with respect to any Participant who is a former employee of Henderson Global Investors (North America) Inc. and was employed with Henderson Global Investors (North America) Inc. on May 30, 2017, the vested percentage of such Participant’s Matching Contributions shall be determined on the basis of the Participant’s number of Years of Service according to the following schedule:

Vesting Schedule
Years of Service	Percentage

1	40%

2	60%

3	80%

4	100%

2.                                      Section 6.2(b) of the Plan is hereby amended to add the following at the end thereof to read as follows:

Notwithstanding the foregoing vesting schedule, with respect to any Participant who is a former employee of Henderson Global Investors (North America) Inc. and was employed with Henderson Global Investors (North America) Inc. on May 30, 2017, the vested percentage of such Participant’s ESOP Stock Bonus Contributions and Profit Sharing Contributions shall be determined on the basis of the Participant’s number of Years of Service according to the following schedule:

Vesting Schedule
Years of Service	Percentage

1	40%

2	60%

3	80%

4	100%

3.                                      Appendix A of the Plan is hereby amended in its entirety to read as follows:

Appendix A

Participating Employers

Janus Capital Group Inc.

Janus Capital Management LLC

Janus Management Holdings Corporation

Janus Holdings LLC

INTECH Investment Management LLC

Perkins Investment Management, LLC

Janus Capital International Limited

Janus Capital Asia Limited

Janus Capital Singapore Pte. Limited

Janus Capital (Switzerland) LLC

Janus Capital Taiwan Limited

VS Holdings, Inc. (effective January 1, 2015)

Kapstream Capital Pty Limited (Australia)

Henderson Global Investors (North America) Inc.

Henderson Administration Limited

HGI Group Limited

Henderson Global Investors Limited (French branch)

Henderson Global Investors Limited (German branch)

Henderson Global Investors Limited (Italy Branch)

Henderson Fund Management Lux SA

Henderson Global Investors BV

Henderson Global Investors Limited (Spain branch)

Henderson Global Investors (Switzerland) Limited Count

Henderson Global Investors (Singapore) Limited Count

Henderson Global Investors (Japan) Limited Count

Henderson Investment Consulting (Beijing) Limited Count

Henderson Investment Consulting (Hong Kong) Limited Count

Henderson Equity Partners (India) Private Limited Count

Henderson Global Investors (Australia) Limited Count

4.                                      Appendix B of the Plan is hereby amended to add a new Section 2 to read as follows:

Appendix B

Past Service Credit

2.              For Employees of Henderson Global Investors (North America) Inc. who were employed with Henderson Global Investors (North America) Inc. on May 30, 2017 and became Participants in the Plan on July 1, 2017, Years of Service shall include all years of service with Henderson Global Investors (North America) Inc. for purposes of eligibility to participate in the Plan, for vesting purposes and for purposes of eligibility to share in the allocation of any discretionary Profit Sharing

Contribution that is contributed in respect of the Plan Year ending December 31, 2017.

5.                                      Except as expressly provided herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, Janus Capital Group Inc. has executed this Amendment as of this         day of               2017.

Janus Capital Group Inc.

/s/ Karlene Lacy
Karlene Lacy
Senior Vice President
Taxation & Compensation Accounting

ATTEST:

3